SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 29, 2003

(Date of earliest event reported)

SCM MICROSYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-22689	77-0444317

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

466 Kato Terrace
Fremont, California 94539

(Address of Principal Executive Offices) (Zip code)

Registrant’s Telephone Number, Including Area Code:	(510) 360-2300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibits

99.1	Press Release dated October 29, 2003 announcing results for the third quarter ended September 30, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 29, 2003, SCM Microsystems, Inc. issued a press release announcing results for the third quarter ended September 30, 2003.

A copy of this press release is furnished as Exhibit 99.1.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2003	SCM MICROSYSTEMS, INC.

	By:	/s/ Steven L. Moore

Steven L. Moore, Chief Financial
Officer and Secretary

3

INDEX TO EXHIBITS

99.1	Press Release dated October 29, 2003 announcing results for the third quarter ended September 30, 2003.

4